UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2023

PROLOGIS, INC.

PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ Telephone Number, including Area Code: (415)
394-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of Prologis, Inc. (the “Company”) held on May 4, 2023, the Company’s stockholders voted on the proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 24, 2023.

1.	Elect eleven directors to the Company’s Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hamid R. Moghadam	735,027,008	43,835,230	23,366,559	29,958,875
Cristina G. Bita	796,060,623	5,265,693	902,481	29,958,875
James B. Connor	770,952,482	30,333,557	942,758	29,958,875
George L. Fotiades	683,607,740	110,259,986	8,361,071	29,958,875
Lydia H. Kennard	747,256,963	54,078,788	893,046	29,958,875
Irving F. Lyons III	766,542,734	34,768,877	917,186	29,958,875
Avid Modjtabai	796,139,650	5,168,194	920,953	29,958,875
David P. O’Connor	760,838,822	40,471,687	918,288	29,958,875
Olivier Piani	795,267,828	6,042,597	918,372	29,958,875
Jeffrey L. Skelton	682,697,091	111,207,149	8,324,557	29,958,875
Carl B. Webb	743,326,122	50,538,756	8,363,919	29,958,875

2.	Advisory vote to approve the Company’s executive compensation for 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
219,688,187	580,637,589	1,903,021	29,958,875

3.	Advisory vote on the frequency of future advisory votes on the Company’s executive compensation.

One Year	Two Years	Three Years	Abstentions
786,383,064	181,673	14,830,427	833,633

4.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
793,282,983	38,511,839	392,850	0
In light of the outcome of the advisory vote (the “Say-on-Frequency Vote”) on the frequency of future advisory votes (each, a
“Say-on-Pay
Vote”) on the Company’s executive compensation, the Company has decided to include a
Say-on-Pay
Vote every year in the Company’s annual meeting proxy materials until the next required
Say-on-Frequency
Vote.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: May 8, 2023	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones Title: Managing Director and Deputy General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: May 8, 2023	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones Title: Managing Director and Deputy General Counsel